THE RBB FUND, INC.

ARTICLES SUPPLEMENTARY

THE RBB FUND, INC., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, and under a power contained in the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board of Directors”) has adopted resolutions classifying an additional 200,000,000 authorized but unclassified and unissued shares of common stock, par value $.001 per share (the “Common Stock”), of the Corporation as Class TTTTT shares of Common Stock representing interests in the Abbey Capital Futures Strategy Fund – Class I shares.

SECOND: Each Class TTTTT share of Common Stock of the Corporation classified herein has the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as previously set forth in the Charter with respect to Class TTTTT shares of Common Stock of the Corporation.

THIRD: The shares aforesaid have been duly classified by the Board of Directors under the authority contained in the Charter. The aggregate number of authorized shares of stock of the Corporation is not changed by these Articles Supplementary.

FOURTH: Immediately after the classification of additional authorized, unissued and unclassified shares of Common Stock as shares of Class TTTTT Common Stock:

(a)       the Corporation has the authority to issue 100,000,000,000 shares of its Common Stock, par value $.001 per share, and the aggregate par value of all the shares of all classes is $100,000,000; and

(b)       the number of authorized shares of each class of Common Stock is as follows, and the Corporation hereby confirms the classification and designation of the shares in the following classes and numbers:

Class A	-	100,000,000
Class B	-	100,000,000
Class C	-	100,000,000
Class D	-	100,000,000
Class E	-	500,000,000
Class F	-	500,000,000
Class G	-	500,000,000
Class H	-	500,000,000
Class I	-	1,500,000,000
Class J	-	500,000,000
Class K	-	500,000,000

Class L	-	1,500,000,000
Class M	-	500,000,000
Class N	-	500,000,000
Class O	-	500,000,000
Class P	-	100,000,000
Class Q	-	100,000,000
Class R	-	500,000,000
Class S	-	500,000,000
Class T	-	500,000,000
Class U	-	500,000,000
Class V	-	500,000,000
Class W	-	100,000,000
Class X	-	50,000,000
Class Y	-	50,000,000
Class Z	-	50,000,000

Class AA	-	50,000,000
Class BB	-	50,000,000
Class CC	-	50,000,000
Class DD	-	100,000,000
Class EE	-	100,000,000
Class FF	-	50,000,000
Class GG	-	50,000,000
Class HH	-	50,000,000
Class II	-	100,000,000
Class JJ	-	100,000,000
Class KK	-	100,000,000
Class LL	-	100,000,000
Class MM	-	100,000,000
Class NN	-	100,000,000
Class OO	-	100,000,000
Class PP	-	100,000,000
Class QQ	-	100,000,000
Class RR	-	100,000,000
Class SS	-	100,000,000
Class TT	-	100,000,000
Class UU	-	100,000,000
Class VV	-	100,000,000
Class WW	-	100,000,000
Class YY	-	100,000,000
Class ZZ	-	100,000,000

Class AAA	-	100,000,000
Class BBB	-	100,000,000
Class CCC	-	100,000,000
Class DDD	-	100,000,000
Class EEE	-	100,000,000
Class FFF	-	100,000,000

Class GGG	-	100,000,000
Class HHH	-	100,000,000
Class III	-	100,000,000
Class JJJ	-	100,000,000
Class KKK	-	100,000,000
Class LLL	-	100,000,000
Class MMM	-	100,000,000
Class NNN	-	100,000,000
Class OOO	-	100,000,000
Class PPP	-	100,000,000
Class QQQ	-	2,500,000,000
Class RRR	-	2,500,000,000
Class SSS	-	100,000,000
Class TTT	-	50,000,000
Class UUU	-	50,000,000
Class VVV	-	50,000,000
Class WWW	-	50,000,000
Class XXX	-	100,000,000
Class YYY	-	100,000,000
Class ZZZ	-	100,000,000

Class AAAA	-	50,000,000,000
Class BBBB	-	700,000,000
Class CCCC	-	700,000,000
Class DDDD	-	700,000,000
Class EEEE	-	100,000,000
Class FFFF	-	100,000,000
Class GGGG	-	100,000,000
Class HHHH	-	100,000,000
Class IIII	-	100,000,000
Class JJJJ	-	100,000,000
Class KKKK	-	100,000,000
Class LLLL	-	100,000,000
Class MMMM	-	100,000,000
Class NNNN	-	100,000,000
Class OOOO	-	100,000,000
Class PPPP	-	100,000,000
Class QQQQ	-	100,000,000
Class RRRR	-	100,000,000
Class SSSS	-	100,000,000
Class TTTT	-	100,000,000
Class UUUU	-	100,000,000
Class VVVV	-	100,000,000
Class WWWW	-	100,000,000
Class XXXX	-	100,000,000
Class YYYY	-	100,000,000
Class ZZZZ	-	100,000,000

Class AAAAA	-	100,000,000
Class BBBBB	-	750,000,000
Class CCCCC	-	100,000,000
Class DDDDD	-	100,000,000
Class EEEEE	-	100,000,000
Class FFFFF	-	100,000,000
Class GGGGG	-	100,000,000
Class HHHHH	-	100,000,000
Class IIIII	-	100,000,000
Class JJJJJ	-	100,000,000
Class KKKKK	-	300,000,000
Class LLLLL	-	100,000,000
Class MMMMM	-	100,000,000
Class NNNNN	-	100,000,000
Class OOOOO	-	100,000,000
Class PPPPP	-	100,000,000
Class QQQQQ	-	100,000,000
Class RRRRR	-	100,000,000
Class SSSSS	-	100,000,000
Class TTTTT	-	500,000,000
Class UUUUU	-	100,000,000
Class VVVVV	-	100,000,000
Class WWWWW	-	100,000,000
Class XXXXX	-	100,000,000
Class YYYYY	-	100,000,000
Class ZZZZZ	-	100,000,000

Class AAAAAA	-	100,000,000
Class BBBBBB	-	100,000,000
Class CCCCCC	-	100,000,000
Class DDDDDD	-	100,000,000
Class EEEEEE	-	100,000,000
Class FFFFFF	-	100,000,000
Class GGGGGG	-	100,000,000
Class HHHHHH	-	100,000,000
Class IIIIII	-	100,000,000
Class JJJJJJ	-	100,000,000
Class KKKKKK	-	100,000,000
Class LLLLLL	-	100,000,000
Class MMMMMM	-	100,000,000
Class NNNNNN	-	100,000,000
Class OOOOOO	-	100,000,000
Class PPPPPP	-	100,000,000
Class QQQQQQ	-	100,000,000
Class RRRRRR	-	100,000,000
Class SSSSSS	-	100,000,000
Class TTTTTT	-	100,000,000
Class UUUUUU	-	100,000,000

Class VVVVVV	-	100,000,000
Class WWWWWW	-	100,000,000
Class XXXXXX	-	100,000,000
Class YYYYYY	-	100,000,000
Class ZZZZZZ	-	100,000,000

Class AAAAAAA	-	100,000,000
Class BBBBBBB	-	100,000,000
Class CCCCCCC	-	100,000,000
Class DDDDDDD	-	100,000,000
Class EEEEEEE	-	100,000,000
Class FFFFFFF	-	100,000,000
Class GGGGGGG	-	100,000,000
Class HHHHHHH	-	100,000,000
Class IIIIIII	-	100,000,000
Class JJJJJJJ	-	100,000,000
Class KKKKKKK	-	100,000,000
Class LLLLLLL	-	100,000,000
Class MMMMMMM	-	100,000,000
Class NNNNNNN	-	100,000,000
Class OOOOOOO	-	100,000,000
Class PPPPPPP	-	100,000,000
Class QQQQQQQ	-	100,000,000
Class RRRRRRR	-	100,000,000
Class SSSSSSS	-	100,000,000
Class TTTTTTT	-	100,000,000
Class UUUUUUU	-	100,000,000
Class VVVVVVV	-	100,000,000
Class WWWWWWW	-	100,000,000
Class XXXXXXX	-	100,000,000
Class YYYYYYY	-	100,000,000
Class ZZZZZZZ	-	100,000,000

Class AAAAAAAA	-	100,000,000
Class BBBBBBBB	-	100,000,000
Class CCCCCCCC	-	100,000,000
Class DDDDDDDD	-	100,000,000

Class Select	-	700,000,000
Class Beta 2	-	1,000,000
Class Beta 3	-	1,000,000
Class Beta 4	-	1,000,000
Class Principal Money	-	700,000,000
Class Gamma 2	-	1,000,000
Class Gamma 3	-	1,000,000
Class Gamma 4	-	1,000,000

Class Bear Stearns
Money	-	2,500,000,000
Class Bear Stearns
Municipal Money	-	1,500,000,000
Class Bear Stearns
Government Money	-	1,000,000,000

Class Delta 4	-	1,000,000
Class Epsilon 1	-	1,000,000
Class Epsilon 2	-	1,000,000
Class Epsilon 3	-	1,000,000
Class Epsilon 4	-	1,000,000
Class Zeta 1	-	1,000,000
Class Zeta 2	-	1,000,000
Class Zeta 3	-	1,000,000
Class Zeta 4	-	1,000,000
Class Eta 1	-	1,000,000
Class Eta 2	-	1,000,000
Class Eta 3	-	1,000,000
Class Eta 4	-	1,000,000
Class Theta 1	-	1,000,000
Class Theta 2	-	1,000,000
Class Theta 3	-	1,000,000
Class Theta 4	-	1,000,000

for a total of 90,423,000,000 shares classified into separate classes of Common Stock.

FIFTH: These Articles Supplementary shall become effective on December 21, 2022.

SIXTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and attested by its Chief Financial Officer and Secretary on the 20th day of December, 2022.

ATTEST:		THE RBB FUND, INC.

/s/ James G. Shaw	By:	/s/ Steven Plump
James G. Shaw		Steven Plump
Chief Financial Officer and Secretary		President

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